UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 23, 2008

PEGASI ENERGY RESOURCES COROPORATION
(Exact name of registrant as specified in its charter)

Nevada	333-134568	20-4711443
(State or Other Jurisdiction	(Commission File	(I.R.S. Employer
of Incorporation)	Number)	Identification Number)

218 N. Broadway, Suite 204,
Tyler, Texas 75702
(Address of principal executive offices) (zip code)

(903) 595-4139
(Registrant's telephone number, including area code)

Maple Mountain Explorations Inc.
 (Former name or former address, if changed since last report)

Copies to:
Marc J. Ross, Esq.
Louis A. Brilleman, Esq.
Sichenzia Ross Friedman Ference LLP
61 Broadway
New York, New York 10006
Phone: (212) 930-9700
Fax: (212) 930-9725

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On January 23, 2008, Maple Mountain Explorations Inc., a Nevada corporation (the “Company”), changed its corporate name to Pegasi Energy Resources Corporation.  The change was effectuated by merging the Company’s wholly-owned subsidiary, Pegasi Energy Resources Corporation, into the Company and, as part of the terms of the plan of merger, adopting the subsidiary’s name as permitted under Nevada law.

The name change became effective immediately.

Item 9.01 Financial Statements and Exhibits.

(a) Financial statements of business acquired.

Not applicable.

(b) Pro forma financial information.

Not applicable.

(c) Exhibits

Exhibit Number	Description

3.1	Articles of Merger filed with the Nevada Secretary of State on January 23, 2008

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Pegasi Energy Resources Corporation

January 29, 2008	By:	/s/ Richard A. Lindermanis
Richard A. Lindermanis
Senior Vice President and Chief Financial Officer

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